UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2023

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2023, the Company held its 2023 Annual Meeting of Stockholders. Of the 35,735,341 shares of common stock outstanding and entitled to vote at the Annual Meeting, 33,924,933 shares were present in person or by proxy, constituting a 94.93% quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.           Vote regarding the election of Darcy G. Anderson, Herman E. Bulls, Brian E. Lane, Pablo G. Mercado, Franklin Myers, William J. Sandbrook, Constance E. Skidmore, Vance W. Tang, and Cindy L. Wallis-Lage as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
Darcy G. Anderson	31,632,763	97.02%	973,041
Herman E. Bulls	30,810,816	94.49%	1,794,988
Brian E. Lane	32,354,403	99.23%	251,401
Pablo G. Mercado	31,996,978	98.13%	608,826
Franklin Myers	31,793,979	97.51%	811,825
William J. Sandbrook	32,453,866	99.53%	151,938
Constance E. Skidmore	32,254,619	98.92%	351,185
Vance W. Tang	28,649,335	87.87%	3,956,469
Cindy L. Wallis-Lage	32,015,412	98.19%	590,392

There were 1,319,129 broker non-votes as to Proposal No. 1.

Proposal No. 2.           Vote regarding ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
33,881,781	99.91%	30,226	12,926

There were no broker non-votes as to Proposal No. 2.

Proposal No. 3.            Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
31,674,340	97.29%	881,405	50,059

There were 1,319,129 broker non-votes as to Proposal No. 3.

Proposal No. 4.            Advisory vote regarding the frequency of the stockholder vote on executive compensation:

One Year	Two Years	Three Years	Votes Abstain
31,177,033	2,544	1,408,259	17,967

There were 1,319,129 broker non-votes as to Proposal No. 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

		By:	/s/ Laura F. Howell
Laura F. Howell, Senior Vice President and General Counsel

Date:	May 19, 2023